 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2018
____________________

NOVUME SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55833	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14420 Albemarle Point Place, Suite 200, Chantilly, VA, 20151
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (703) 953-3838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 23, 2018, Novume Solutions, Inc. (the “Company”), a Delaware company, entered into a note amendment with Debbie Neukrug-Berman. Pursuant to the note amendment, the outstanding promissory note of the Company, dated March 16, 2016, in the aggregate principal amount of $500,000 and held by Debbie Neukrug-Berman was amended to extend the maturity date to March 16, 2020.

On October 24, 2018, the Company and the Company’s wholly owned subsidiary Brekford Traffic Safety, Inc. ("Brekford") entered into a note amendment with Cedarview Opportunities Master Fund, LP (“Cedarview”). Pursuant to the note amendment, the outstanding promissory note of the Company and Brekford, dated April 3, 2018, in the aggregate principal amount of $2,000,000 held by Cedarview, was amended to extend the maturity date of the note to April 1, 2020. The amendment further provides for the payment of interest through May 1, 2019 if the principal is repaid before May 1, 2019 and for the payment of interest through May 1, 2020 if the principal is repaid after May 1, 2019 and before May 1, 2020.

The amendment further provides that for payment of interest through May 1, 2019 if the principal is repaid before May 1, 2019 and payment of interest through May 1, 2020 if the principal is repaid before May 1, 2020.

The foregoing descriptions of the notes referred to above do not purport to be complete and are qualified in their entirety by reference to the Amendment to Promissory Notes, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 respectively and incorporated into this Item by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Promissory Note dated March 16, 2016 (1)
10.2	Amendment to Promissory Note dated April 3, 2018 (1)

(1)
 Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novume Solutions, Inc.
(Registrant)

Date: October 24, 2018	/s/ Robert A. Berman
Name: Robert A. Berman Title: Chief Executive Officer

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